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                                                                    Exhibit 10.1

                                AMENDMENT NO. 1
                                    TO THE
                AMENDED AND RESTATED 1996 STOCK INCENTIVE PLAN
                                      OF
                           ENTRUST TECHNOLOGIES INC.

     The Amended and Restated 1996 Stock Incentive Plan (the "Plan") of Entrust Technologies Inc. is hereby amended as follows (capitalized terms used herein and not defined herein shall have the respective meanings ascribed to such terms in the Plan):

1. Section 5(e) of the Plan shall be deleted in its entirety and replaced with the following:

        "(e) Exercise of Option. Options may be exercised by delivery to the
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    Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised."

2. Section 8(b) of the Plan shall be deleted in its entirety and replaced with the following:

        "(b) Documentation. Each Award shall be evidenced by a written
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    instrument in such form as the Board shall determine, it being understood that an electronic form of Award shall be deemed to be a written instrument for purposes of the Plan. Each Award may contain terms and conditions in addition to those set forth in the Plan."

3.  Except as aforesaid, the Plan shall remain in full force and effect.

                          Adopted by the Board of Directors on December 10, 1999